UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 4, 2004

                          Commission file number 0-4604

                        CINCINNATI FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                    Ohio                                    31-0746871
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(State or other jurisdiction of incorporation    (I.R.S. Employer Identification
              or organization)                                 No.)

    6200 S. Gilmore Road, Fairfield, Ohio                   45014-5141
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  (Address of principal executive offices)                  (Zip code)

       Registrant's telephone number, including area code: (513) 870-2000
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Item 12. Results of Operations and Financial Condition. On February 4, 2004,
Cincinnati Financial Corporation issued a news release announcing its financial results for the fourth quarter and full year ended December 31, 2003. The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CINCINNATI FINANCIAL CORPORATION

                                          /s/ Kenneth W. Stecher
                                          -----------------------
                                          Kenneth W. Stecher
                                          Chief Financial Officer, Senior Vice
                                          President, Secretary and Treasurer
                                          (Principal Accounting Officer)
                                          February 4, 2004

Exhibits:

Exhibit 99.1 News release dated February 4, 2004, containing financial results of Cincinnati Financial Corporation for the fourth quarter and full year ended December 31, 2003.